EXHIBIT 24

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned directors of Omnicom Group, Inc., a New York corporation ("Omnicom"), constitute and appoint John D. Wren and Barry J. Wagner, and each of them, their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for them and in their name, place and stead, to sign the Annual Report on Form 10-K of Omnicom for the fiscal year ended December 31, 2000, including any or all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, including specifically this Power of Attorney, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes, shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned have subscribed these presents on the 26 day of March, 2001.

    /s/ Richard I. Beattie                    /s/ Michael Greenlees
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        Richard I. Beattie                        Michael Greenlees

                                             /s/ Thomas L. Harrison
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         Bernard Brochand                        Thomas L. Harrison

    /s/ Robert J. Callander
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        Robert J. Callander                        John R. Murphy

      /s/ James A. Cannon                      /s/ John R. Purcell
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          James A. Cannon                          John R. Purcell

    /s/ Leonard S. Coleman, Jr.               /s/ Keith L. Reinhard
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        Leonard S. Coleman, Jr.                   Keith L. Reinhard

      /s/ Bruce Crawford                     /s/ Linda Johnson Rice
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          Bruce Crawford                         Linda Johnson Rice

     /s/ Susan S. Denison                     /s/ Allen Rosenshine
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         Susan S. Denison                         Allen Rosenshine

         /s/ Peter Foy                         /s/ Gary L. Roubos
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             Peter Foy                             Gary L. Roubos